Debt	12 Months Ended
Dec. 31, 2019
Debt
Debt

Note 14: Debt

The following is a summary of the Company’s debt:

		December 31, 2019		December 31, 2018
		Effective		Effective
		Interest	Carrying	Interest	Carrying
Type	Maturity	Rate	Value	Rate	Value
Senior Secured Notes (2026)	2026	4.500%	$700,000	—%	$—

Senior Unsecured Notes (2024)	2024	—%	—	7.875%	500,000
Term Loan Facility (2026)	2026	5.049%	900,000	—%	—
Term Loan Facility (2023)	2023	—%	—	5.729%	1,483,993
The Revolving Credit Facility	2024	5.049%	65,000	—%	—
The Revolving Credit Facility	2021	—%	—	5.754%	5,000
The Revolving Credit Facility	2021	—%	—	5.729%	40,000
Total debt outstanding			1,665,000		2,028,993
Debt issuance costs			(25,205)		(34,838)
Term Loan Facility, discount			(2,184)		(3,633)
Short-term debt, including current portion of long-term debt			(9,000)		(60,345)
Long-term debt, net of current portion and debt issuance costs			$1,628,611		$1,930,177

The loans were priced at market terms and collectively have a weighted average interest rate and term of 4.818% and 6.259% for the year ended December 31, 2019 and 2018, respectively.

Financing Transactions

Senior Secured Notes due 2026

On October 31, 2019, we closed a private placement offering of  $700,000 in aggregate principal amount of Senior Secured Notes ("Notes") due 2026 bearing interest at 4.50% per annum, payable semi-annually to holders of record in May and November. The first interest payment will be made May 2020. The Notes due 2026 were issued by Camelot Finance S.A., an indirect wholly-owned subsidiary of Clarivate, and are secured on a first-lien pari passu basis with borrowings under the Credit Facilities. These Notes are guaranteed on a joint and several basis by certain Clarivate subsidiaries. The Notes will be general senior secured obligations of the Issuer and will be secured on a first-priority basis by the collateral now owned or hereafter acquired by the Issuer and each of the Guarantors that secures the Issuer’s and such Guarantor’s obligations under the New Senior Credit Facility (subject to permitted liens and other exceptions).

We used the net proceeds from the offering of the Notes due 2026, together with proceeds from the $900,000 Term Loan Facility and a $250,000 Revolving Credit Facility with a $40,000 letter of credit sublimit, collectively the "Credit Facilities” discussed below to, among other things, redeem the 7.875% senior notes due 2024 issued by Camelot Finance S.A. ("Prior Notes") in full, refinance all amounts outstanding under the $175,000 revolving credit facility which was governed by the credit agreement dated as of October 3, 2016 ("Prior Revolving Credit Facility") and the $1,550,000 term loan facility ("Prior Term Loan Facility"), collectively the "Prior Credit Facilities", fund in full the TRA Termination Payment pursuant to the TRA Buyout Agreement and pay fees and expenses related to the foregoing. We redeemed the Prior Notes at a fixed price of 103.938%, plus accrued and unpaid interest to the date of the purchase. The total loss on the extinguishment of debt, including the transactions noted below, was $3,179.

The Notes are subject to redemption as a result of certain changes in tax laws or treaties of (or their interpretation by) a relevant taxing jurisdiction at 100% of the principal amount, plus accrued and unpaid interest to the date of redemption, and upon certain changes in control at 101% of the principal amount, plus accrued and unpaid interest to the date of purchase. Additionally, at the Company’s election the Notes may be redeemed (i) prior to November 1 , 2022 at a redemption price equal to 100% of the aggregate principal amount of Notes being redeemed plus a “make-whole” premium, plus accrued and unpaid interest to the date of redemption or (ii) prior to November 1, 2022, the Company may use funds in an aggregate amount not exceeding the net cash proceeds of one or more specified equity offerings to redeem up to 40% of the aggregate principal amount of the Notes at a redemption price equal to 104.500% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest and additional amounts to the date of redemption provided that at least 50% of the original aggregate principal amount of the Notes issued on the Closing Date remains outstanding after the redemption (or all Notes are redeemed substantially concurrently) and the redemption occurs within 120 days of the date of the closing of such equity offering or (iii) on November 1, 2022 of each of the years referenced below based on the call premiums listed below, plus accrued and unpaid interest to the date of redemption.

Redemption Price
Period	(as a percentage of principal)
2022	102.250%
2023	101.125%
2024 and thereafter	100.000%

The Indenture governing the senior secured notes due 2026 contains covenants which, among other things, limit the incurrence of additional indebtedness (including acquired indebtedness), issuance of certain preferred stock, the payment of dividends, making restricted payments and investments, the purchase or acquisition or retirement for value of any equity interests, the provision of loans or advances to restricted subsidiaries, the sale or lease or transfer of any properties to any restricted subsidiaries, the transfer or sale of assets, and the creation of certain liens. As of December 31, 2019, we were in compliance with the indenture covenants.

Credit Facilities

On October 31, 2019, we entered into the Credit Facilities. The Credit Facilities consist of a $900,000 Term Loan Facility, which was fully drawn at closing, and a $250,000 Revolving Credit Facility with a $40,000 letter of credit sublimit, which was undrawn at closing. The Revolving Credit Facility carries an interest rate at LIBOR plus 3.25% per annum or Prime plus a margin of 2.25% per annum, as applicable depending on the borrowing, and matures on October 31, 2024. The Revolving Credit Facility interest rate margins will decrease upon the achievement of certain first lien net leverage ratios (as the term is used in the Credit Agreement). The Term Loan Facility matures on October 31, 2026. Principal repayments under the Term Loan Facility are due quarterly in an amount equal to 0.25% of the aggregate outstanding principal amount borrowed under the Term Loan Facility on October 31, 2019 and on the maturity date, in an amount equal to the aggregate outstanding principal amount on such date, together in each case, with accrued and unpaid interest. The Prior Credit facility and Prior Notes were replaced by the Credit Facility and Notes. $41,980 of old unamortized discount and fees were written off as part of the restructuring, and of the new costs incurred under the Credit Facility and the Notes, $17 was expensed and $25,818 was deferred.

Borrowings under the Credit Facility bear interest at a floating rate which can be, at our option, either (i) a Eurocurrency rate plus an applicable margin or (ii) an alternate base rate (equal to the highest of  (i) the rate which Bank of America, N.A. announces as its prime lending rate, (ii) the Federal Funds Effective Rate plus one-half of 1.00% and (iii) the Eurocurrency rate for an interest period of one month for loans denominated in dollars plus 1.00% plus an applicable margin, in either case, subject to a Eurocurrency rate floor of 0.00%. Commencing with the last day of the first full quarter ending after the closing date of the Credit Facilities, the Term Loan Facility will amortize in equal quarterly installments in an amount equal to 1.00% per annum of the original par principal amount thereof, with the remaining balance due at final maturity.

The Credit Facilities are secured by substantially all of our assets and the assets of all of our U.S. restricted subsidiaries and certain of our non-U.S. subsidiaries, including those that are or may be borrowers or guarantors under the Credit Facilities, subject to customary exceptions. The Credit Agreement governing the Credit Facilities contains customary events of default and restrictive covenants that limit us from, among other things, incurring certain additional indebtedness, issuing preferred stock, making certain restricted payments and investments, certain transfers or sales of assets, entering into certain affiliate transactions or incurring certain liens.

The Credit Facilities provide that, upon the occurrence of certain events of default, our obligations thereunder may be accelerated and the lending commitments terminated. Such events of default include payment defaults to the lenders, material inaccuracies of representations and warranties, covenant defaults, cross-defaults to other material indebtedness (including the senior secured notes due 2026), voluntary and involuntary bankruptcy proceedings, material money judgments, loss of perfection over a material portion of collateral, material ERISA/pension plan events, certain change of control events and other customary events of default, in each case subject to threshold, notice and grace period provisions.

The Revolving Credit Facility provides for revolving loans, same-day borrowings and letters of credit pursuant to commitments in an aggregate principal amount of $250,000 with a letter of credit sublimit of $40,000. Proceeds of loans made under the Revolving Credit Facility may be borrowed, repaid and reborrowed prior to the maturity of the Revolving Credit Facility. Our ability to draw under the Revolving Credit Facility or issue letters of credit thereunder will be conditioned upon, among other things, delivery of required notices, accuracy of the representations and warranties contained in the Credit Agreement and the absence of any default or event of default under the Credit Agreement.

With respect to the Credit Facilities, the Company may be subject to certain negative covenants, including either a fixed charge coverage ratio, total first lien net leverage ratio, or total net leverage ratio if certain conditions are met. These conditions were not met and the Company was not required to perform these covenants as of December 31, 2019 .

The obligations of the borrowers under the Credit Agreement are guaranteed by UK Holdco and certain of its restricted subsidiaries and are collateralized by substantially all of UK Holdco’s and certain of its restricted subsidiaries’ assets (with customary exceptions described in the Credit Agreement). UK Holdco and its restricted subsidiaries are subject to certain covenants including restrictions on UK Holdco’s ability to pay dividends, incur indebtedness, grant a lien over its assets, merge or consolidate, make investments, or make payments to affiliates.

As of December 31, 2019, letters of credit totaling $3,918 were collateralized by the Revolving Credit Facility. Notwithstanding the Revolving Credit Facility, as of December 31, 2019 the Company had an unsecured corporate guarantee outstanding for $9,646 and cash collateralized letters of credit totaling $37, all of which were not collateralized by the Revolving Credit Facility. The Company borrowed $65,000 and $45,000 against the Revolving Credit Facility as of December 31, 2019 and 2018, respectively, to support current operations. The Company’s cash from operations is expected to meet repayment needs for the next twelve months.

Amounts due under all of the outstanding borrowings as of December 31, 2019 for the next five years are as follows:

2020	$9,000
2021	9,000
2022	9,000
2023	9,000
2024	74,000
Thereafter	1,555,000
Total maturities	1,665,000
Less: capitalized debt issuance costs and original issue discount	(27,389)
Total debt outstanding as of December 31, 2019	$1,637,611